SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                                      Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934


Date of Report:  May 23, 1997
(Date of earliest event reported)

Commission File No. 333-21263





                           Norwest Asset Securities Corporation


Delaware                                                           52-1972128
(State of Incorporation)                  (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                              21703
Address of principal executive offices                       (Zip Code)



                                      (301) 846-8881
                       Registrant's Telephone Number, including area code



(Former name, former address and former fiscal year, if changed since last report)


ITEM 5.    Other Events

     Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Norwest Asset Securities Corporation which are hereby filed pursuant to such letter.




ITEM 7.    Financial Statements and Exhibits

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                           Description
         (99)                         Collateral Term Sheets
                                      prepared by Norwest Asset
                                      Securities Corporation in
                                      connection with Norwest
                                      Asset Securities Corporation,
                                      Mortgage Pass-Through
                                      Certificates, Series 1997-10



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                         NORWEST ASSET SECURITIES CORPORATION


May 23, 1997

                                          By:          /s/ B. David Bialzak
                                                              B. David Bialzak
                                                              Vice President




                                                 INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.                         Description                 Electronic (E)

   (99)                             Collateral Term Sheets            P
                                    prepared by Norwest
                                    Asset Securities
                                    Corporation in connection
                                    with Norwest Asset
                                    Securities Corporation, Mortgage
                                    Pass-Through Certificates, Series 1997-10